Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending September 30, 2013 and 2012

	3rd Quarter

(in thousands, except per share data)	2013		2012		Change

Operating Revenues
Oil and gas operations		$272,038		$214,620		$57,418
Natural gas distribution		48,368		61,809		(13,441)

Total operating revenues		320,406		276,429		43,977

Operating Expenses
Cost of gas		20,435		20,924		(489)
Operations and maintenance		141,271		123,730		17,541
Depreciation, depletion and amortization		136,123		96,634		39,489
Taxes, other than income taxes		24,858		19,572		5,286
Accretion expense		1,771		1,605		166

Total operating expenses		324,458		262,465		61,993

Operating Income (Loss)		(4,052)		13,964		(18,016)

Other Income (Expense)
Interest expense		(17,689)		(17,195)		(494)
Other income		13,062		1,488		11,574
Other expense		(434)		(84)		(350)

Total other expense		(5,061)		(15,791)		10,730

Income (Loss) from Continuing Operations Before Income Taxes		(9,113)		(1,827)		(7,286)
Income tax expense (benefit)		(3,627)		(322)		(3,305)

Income (Loss) from Continuing Operations		(5,486)		(1,505)		(3,981)

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations		1,866		3,551		(1,685)
Gain (loss) on disposal		(15,678)		–		(15,678)

Income (Loss) from Discontinued Operations		(13,812)		3,551		(17,363)

Net Income (Loss)		$(19,298)		$2,046		$(21,344)

Diluted Earnings Per Average Common Share			$		$
Continuing operations		(0.08)		(0.02)		(0.06)
Discontinued operations		(0.19)		0.05		(0.24)

Net Income (Loss)		$(0.27)		$0.03		$(0.30)

Basic Earnings Per Average Common Share	$		$		$
Continuing operations		(0.08)		(0.02)		(0.06)
Discontinued operations		(0.19)		0.05		(0.24)

Net Income (Loss)		$(0.27)		$0.03		$(0.30)

Diluted Avg. Common Shares Outstanding		72,346		72,316		30

Basic Avg. Common Shares Outstanding		72,346		72,130		216

Dividends Per Common Share		$0.145		$0.14		$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 9 months ending September 30, 2013 and 2012

	Year-to-date

(in thousands, except per share data)	2013		2012		Change

Operating Revenues
Oil and gas operations		$875,350		$799,339		$76,011
Natural gas distribution		390,567		327,183		63,384

Total operating revenues		1,265,917		1,126,522		139,395

Operating Expenses
Cost of gas		163,448		94,179		69,269
Operations and maintenance		413,401		336,568		76,833
Depreciation, depletion and amortization		365,355		276,465		88,890
Taxes, other than income taxes		77,955		64,314		13,641
Accretion expense		5,187		4,691		496

Total operating expenses		1,025,346		776,217		249,129

Operating Income (Loss)		240,571		350,305		(109,734)

Other Income (Expense)
Interest expense		(51,751)		(48,447)		(3,304)
Other income		15,578		3,678		11,900
Other expense		(631)		(305)		(326)

Total other expense		(36,804)		(45,074)		8,270

Income (Loss) from Continuing Operations Before Income Taxes		203,767		305,231		(101,464)
Income tax expense (benefit)		73,897		110,508		(36,611)

Income (Loss) from Continuing Operations		$129,870		$194,723		$(64,853)

Discontinued Operations, Net of Taxes
Income (loss) from operations		6,269		(3,984)		10,253
Gain (loss) on disposal		(15,678)		–		(15,678)

Income (Loss) from Discontinued Operations		(9,409)		(3,984)		(5,425)

Net Income (Loss)		120,461		190,739		(70,278)

Diluted Earnings Per Average Common Share	$		$		$
Continuing operations		1.80		2.69		(0.89)
Discontinued operations		(0.13)		(0.05)		(0.08)

Net Income (Loss)		$1.67		$2.64		$(0.97)

Basic Earnings Per Average Common Share	$		$		$
Continuing operations		1.80		2.70		(0.90)
Discontinued operations		(0.13)		(0.06)		(0.07)

Net Income (Loss)		$1.67		$2.64		$(0.97)

Diluted Avg. Common Shares Outstanding		72,272		72,301		(29)

Basic Avg. Common Shares Outstanding		72,220		72,121		99

Dividends Per Common Share		$0.435		$0.42		$0.015

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of September 30, 2013 and December 31, 2012

(in thousands)	September 30, 2013	December 31, 2012

ASSETS
Current Assets
Cash and cash equivalents	$12,413	$9,704
Accounts receivable, net of allowance	200,043	277,900
Inventories	61,684	63,994
Regulatory asset	11,213	45,515
Assets held for sale	183,862	–
Other	63,371	28,007

Total current assets	532,586	425,120

Property, Plant and Equipment
Oil and gas properties, net	4,997,661	4,673,886
Utility plant, net	876,570	842,643
Other property, net	29,733	25,107

Total property, plant and equipment, net	5,903,964	5,541,636

Other Assets
Regulatory asset	89,004	110,566
Long-term derivative instruments	12,786	40,577
Other	76,532	57,991

Total other assets	178,322	209,134

TOTAL ASSETS	$6,614,872	$6,175,890

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$125,000	$50,000
Notes payable to banks	901,000	643,000
Accounts payable	256,109	257,579
Regulatory liability	40,168	45,116
Other	219,012	164,087

Total current liabilities	1,541,289	1,159,782

Long-term debt	1,028,509	1,103,528

Deferred Credits and Other Liabilities
Regulatory liability	81,414	80,404
Deferred income taxes	979,898	905,601
Long-term derivative instruments	1,961	11,305
Other	212,135	238,580

Total deferred credits and other liabilities	1,275,408	1,235,890

Total Shareholders’ Equity	2,769,666	2,676,690

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,614,872	$6,175,890

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending September 30, 2013 and 2012

	3rd Quarter

(in thousands, except sales price data)	2013	2012	Change

Oil and Gas Operations (GAAP)
Operating revenues from continuing operations
Natural gas	$62,073	$49,422	$12,651
Oil	183,950	147,710	36,240
Natural gas liquids	26,292	17,566	8,726
Other	(277)	(78)	(199)

Total (GAAP)	$272,038	$214,620	$57,418

Oil and Gas Operations excluding mark-to-market (Non-GAAP)
Operating revenues from continuing operations
Natural gas	$60,389	$53,581	$6,808
Oil	247,839	188,279	59,560
Natural gas liquids	27,647	19,590	8,057
Other	(277)	(78)	(199)

Total (Non-GAAP)*	$335,598	$261,372	$74,226

Production volumes
Natural gas (MMcf)	14,868	14,622	246
Oil (MBbl)	2,764	2,275	489
Natural gas liquids (MMgal)	36.7	25.2	11.5

Total production volumes (MMcfe)	36,696	31,872	4,824
Total production volumes (MBOE)	6,116	5,312	804

Revenue per unit of production including effects of designated cash flow hedges
Natural gas (Mcf)	$4.06	$3.66	$0.40
Oil (barrel)	$89.67	$82.76	$6.91
Natural gas liquids (gallon)	$0.75	$0.78	$(0.03)

Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$3.39	$2.69	$0.70
Oil (barrel)	$103.22	$86.55	$16.67
Natural gas liquids (gallon)	$0.68	$0.68	$–

Other data
Lease operating expense (LOE)
LOE and other	$69,086	$57,397	$11,689
Production taxes	18,939	13,531	5,408

Total	$88,025	$70,928	$17,097

Depreciation, depletion and amortization	$125,060	$86,062	$38,998
General and administrative expense	$29,626	$18,468	$11,158
Capital expenditures	$257,759	$323,037	$(65,278)
Exploration expenditures	$8,949	$10,644	$(1,695)
Operating income	$18,607	$26,913	$(8,306)

*Operating revenues excluding mark-to-market losses of $63,560 and $46,752 in third quarter 2013 and 2012,  respectively.

Natural Gas Distribution
Operating revenues
Residential	$31,201	$30,658	$543
Commercial and industrial	18,194	17,695	499
Transportation	13,197	13,505	(308)
Other	(14,224)	(49)	(14,175)

Total	$48,368	$61,809	$(13,441)

Gas delivery volumes (MMcf)
Residential	1,384	1,378	6
Commercial and industrial	1,272	1,246	26
Transportation	11,237	11,252	(15)

Total	13,893	13,876	17

Other data
Depreciation and amortization	$11,063	$10,572	$491
Capital expenditures	$20,980	$18,813	$2,167
Operating income (loss)	$(22,544)	$(12,743)	$(9,801)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 9 months ending September 30, 2013 and 2012

	Year-to-date

(in thousands, except sales price data)	2013	2012	Change

Oil and Gas Operations (GAAP)
Operating revenues from continuing operations
Natural gas	$196,311	$156,308	$40,003
Oil	607,975	578,167	29,808
Natural gas liquids	71,556	64,970	6,586
Other	(492)	(106)	(386)

Total (GAAP)	$875,350	$799,339	$76,011

Oil and Gas Operations excluding mark-to-market (Non-GAAP)
Operating revenues from continuing operations
Natural gas	$179,701	$160,429	$19,272
Oil	671,836	541,812	130,024
Natural gas liquids	72,764	63,169	9,595
Other	(492)	(106)	(386)

Total (Non-GAAP)*	$923,809	$765,304	$158,505

Production volumes
Natural gas (MMcf)	43,428	44,076	(648)
Oil (MBbl)	7,670	6,414	1,256
Natural gas liquids (MMgal)	98.5	79.0	19.5

Total production volumes (MMcfe)	103,518	93,846	9,672
Total production volumes (MBOE)	17,253	15,641	1,612

Revenue per unit of production including effects of designated cash flow hedges
Natural gas (Mcf)	$4.14	$3.64	$0.50
Oil (barrel)	$87.59	$84.47	$3.12
Natural gas liquids (gallon)	$0.74	$0.80	$(0.06)

Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$3.51	$2.51	$1.00
Oil (barrel)	$92.69	$89.92	$2.77
Natural gas liquids (gallon)	$0.65	$0.78	$(0.13)

Other data
Lease operating expense (LOE)
LOE and other	$210,455	$159,052	$51,403
Production taxes	49,598	39,882	9,716

Total	$260,053	$198,934	$61,119

Depreciation, depletion and amortization	$332,690	$244,914	$87,776
General and administrative expense	$81,570	$56,521	$25,049
Capital expenditures	$892,691	$957,913	$(65,222)
Exploration expenditures	$13,902	$13,382	$52
Operating income	$181,948	$280,897	$(98,949)

* Operating revenues excluding mark-to-market loss of $48,459 and gain of $34,035 in 2013 and 2012, respectively.

Natural Gas Distribution
Operating revenues
Residential	$259,492	$201,537	$57,955
Commercial and industrial	103,419	84,889	18,530
Transportation	45,261	42,765	2,496
Other	(17,605)	(2,008)	(15,597)

Total	$390,567	$327,183	$63,384

Gas delivery volumes (MMcf)
Residential	15,379	11,601	3,778
Commercial and industrial	7,434	6,137	1,297
Transportation	34,733	34,835	(102)

Total	57,546	52,573	4,973

Other data
Depreciation and amortization	$32,665	$31,551	$1,114
Capital expenditures	$67,790	$51,786	$16,004
Operating income	$58,968	$70,265	$(11,297)